UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
Penske Automotive Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PENSKE AUTOMOTIVE GROUP, INC. ATTN: GENERAL COUNSEL 2555 TELEGRAPH ROAD BLOOMFIELD HILLS, MI 48302	Your Vote Counts! PENSKE AUTOMOTIVE GROUP, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET

You invested in PENSKE AUTOMOTIVE GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number		Vote Virtually at the Meeting* May 12, 2021 9:00 a.m., Eastern Daylight Time
Virtually at:
www.virtualshareholdermeeting.com/PAG2021

* Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. Election of Directors:
1a. John D. Barr	For
1b. Lisa Davis	For
1c. Wolfgang Dürheimer	For
1d. Michael R. Eisenson	For
1e. Robert H. Kurnick, Jr.	For
1f. Kimberly J. McWaters	For
1g. Greg Penske	For
1h. Roger S. Penske	For
1i. Sandra E. Pierce	For
1j. Greg C. Smith	For
1k. Ronald G. Steinhart	For
1l. H. Brian Thompson	For
1m.Masashi Yamanaka	For
2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditing firm for the year ending December 31, 2021.	For
3. Approval, by non-binding vote, of executive compensation.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D35393-P49085

Your Vote Counts! PENSKE AUTOMOTIVE GROUP, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET

You invested in PENSKE AUTOMOTIVE GROUP, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number		Vote Virtually at the Meeting* May 12, 2021 9:00 a.m., Eastern Daylight Time
Virtually at:
www.virtualshareholdermeeting.com/PAG2021

*If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PENSKE AUTOMOTIVE GROUP, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET

Voting Items	Board Recommends

1. Election of Directors:
1a. John D. Barr	For
1b. Lisa Davis	For
1c. Wolfgang Dürheimer	For
1d. Michael R. Eisenson	For
1e. Robert H. Kurnick, Jr.	For
1f. Kimberly J. McWaters	For
1g. Greg Penske	For
1h. Roger S. Penske	For
1i. Sandra E. Pierce	For
1j. Greg C. Smith	For
1k. Ronald G. Steinhart	For
1l. H. Brian Thompson	For
1m.Masashi Yamanaka	For
2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditing firm for the year ending December 31, 2021.	For
3. Approval, by non-binding vote, of executive compensation.	For
NOTE: Transacting any other business that may properly come before the meeting.

D35395-P48232